American Century International Bond Funds
American Century Quantitative Equity Funds

PROSPECTUS SUPPLEMENT

INTERNATIONAL BOND FUND * EQUITY GROWTH FUND * INCOME & GROWTH FUND
SMALL CAP QUANTITATIVE FUND * GLOBAL GOLD FUND
GLOBAL NATURAL RESOURCES FUND * UTILITIES FUND

Supplement dated May 1, 2002 * Prospectus dated May 1, 2002
                               (Investor Class, Advisor Class, Institutional
                                Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees/Directors has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of
Shareholders to be held August 2, 2002.

The record date for the meeting is April 5, 2002. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the
Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about April 24, 2002.

ALL FUNDS

Shareholders of the aforementioned funds will be asked to consider and act upon a proposal to elect the funds' eight-member Board of Trustees/Directors for indefinite terms, subject to termination or resignation. The nominees are Albert
Eisenstat, Ronald J. Gilson, Kathryn A. Hall, William M. Lyons, Myron S.
Scholes, Kenneth E. Scott, James E. Stowers III and Jeanne D. Wohlers.

If approved by shareholders, this proposal would become effective August 2, 2002.

GLOBAL NATURAL RESOURCES

Shareholders of Global Natural Resources will be asked to consider and act upon a proposal to liquidate and terminate the fund. After considering the limited prospects for renewed growth of the assets of the fund, the efforts and expenses of the fund's distributor to distribute shares of the fund, and the effect of the operating expenses on the historic and anticipated returns of investors, the
Board of Directors determined it is in the best interest of the investors to liquidate the fund. Please note, in general, that the liquidation of Global
Natural Resources assets will result in a taxable event for the investor.

In connection with the plan to liquidate, effective May 15, 2002, the fund will close to new investors.

If approved by shareholders, this proposal would become effective September 3,
2002.

SH-SPL-29425   0205